                                                                      EXHIBIT I




                              SUBSIDIARY GUARANTY

         SUBSIDIARY GUARANTY (this "Guaranty"), dated as of February 27, 1998, made by each Subsidiary (as defined in the Credit Agreement referred to below) signatory hereto on the date hereof and each other Subsidiary that may from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (individually a "Guarantor" and collectively the "Guarantors"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "Administrative Agent") for each of the Secured Parties (as defined below).


                                  WITNESSETH:


         WHEREAS, pursuant to a Credit Agreement, dated as of February 27, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among United Auto Group, Inc., a Delaware corporation (the "Borrower"), the various financial institutions from time to time party thereto (collectively, the "Lenders") and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION I.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Guarantor" and "Guarantors" are defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lenders" is defined in the first recital.

         "Taxes" is defined in clause (a) of Section 2.9.

         SECTION I.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                   ARTICLE II

                              GUARANTY PROVISIONS

         SECTION II.1. Guaranty. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of

         Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and




                  (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred (taking into account, among other things, Section 2.8 hereof) without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not merely of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder. Each Guarantor acknowledges and agrees that each obligation hereunder shall be a joint and several obligation of such Guarantor.

         SECTION II.2. Acceleration of Guaranty. Each Guarantor agrees that, upon the occurrence of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

         SECTION II.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of each Guarantor hereunder shall have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments shall have terminated. Each Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms (as they relate to the obligations of the Borrower under the Loan Document to which it is a party) or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, and shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

                  (d) any reduction, limitation, impairment or termination (other than as a result of the payment in cash) of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION II.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any

Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

         SECTION II.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

         SECTION II.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to such Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

                  (a) such Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

                  (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at any Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party or any holder of a Note.


         SECTION II.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon each Guarantor, and each Guarantor's successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.

         SECTION II.8. Right of Contribution. Each Guarantor hereby agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.6. The provisions of this Section 2.8 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties and each holder of a Note, and each Guarantor shall remain liable to the Secured Parties and each holder of a Note for the full amount guaranteed by such Guarantor hereunder.

         SECTION II.9. Payments Free and Clear of Taxes, etc. Each Guarantor hereby agrees that all payments made by such Guarantor hereunder shall be made in accordance with Section 4.6 of the Credit Agreement free and clear of, and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Lender's net income of receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by such Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Guarantor will

                           (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                           (ii) promptly forward to the Administrative Agent an
                  official receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing such payment to such authority; and

                           (iii) pay to the Administrative Agent for the
                  account of the Secured Parties such additional amount or amounts as is necessary to ensure that the net amount actually received by each Secured Party (including with respect to amounts paid pursuant to this Guaranty) will equal the full amount such Lender would have received had no such withholding or deduction been required.

         Moreover, if any Taxes are directly asserted against the Administrative Agent or any Secured Party with respect to any payment received by the Administrative Agent or such Secured Party hereunder, the Administrative Agent or such Secured Party may pay such Taxes and such Guarantor will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

                  (a) If such Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Secured Party , the required receipts or other required documentary evidence, such Guarantor shall indemnify the Secured Parties for any incremental Taxes, interest or penalties that may become payable by any Secured Party as a result of any such failure. For purposes of this Section, a distribution hereunder by the Administrative Agent or any Secured Party to or for the account of any Secured Party shall be deemed a payment by such Guarantor.

                  (b) Any Secured Party claiming any indemnity payment or additional amount payable pursuant to this Section shall use commercially reasonable efforts to file any certificate or document reasonably requested by such Guarantor or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount which may thereafter accrue and such filing or change is not inconsistent with that Secured Party's internal policies.

                  (c) Without prejudice to the survival of any other agreement of such Guarantor hereunder, the agreements and obligations of such Guarantor contained in this Section shall survive the payment in full in cash of the principal of and interest on the Credit Extensions and all other Obligations.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION III.1. Representations and Warranties. Each Guarantor hereby represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section.


                                   ARTICLE IV

                                COVENANTS, ETC.

         SECTION IV.1. Covenants. Each Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreement shall remain in full force and effect or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION V.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

         SECTION V.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders; provided, further, however, that upon the transfer, sale or other disposition of the Capital Stock of any Guarantor in accordance with the terms of the Credit Agreement (other than to the Borrower or another Guarantor), such Guarantor shall automatically and without further action be released from its obligations hereunder.

         SECTION V.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION V.4. Notices. All notices hereunder shall be given in accordance with Section 10.2 of the Credit Agreement, and shall be addressed, in the case of any Guarantor, to such Guarantor in care of the Borrower.

         SECTION V.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION V.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION V.7. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, and each Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

         SECTION V.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION V.9. Additional Guarantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

         SECTION V.10. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION V.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE, ON SUCH GUARANTOR'S BEHALF AND ON BEHALF OF SUCH GUARANTOR'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY

SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND SUCH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION V.12. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR EACH GUARANTOR IN CONNECTION HEREWITH OR THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION V.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          UNITED AUTO GROUP, INC.


                                          By: /s/ Philip N. Smith, Jr.
                                              ------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Senior Vice President


                                          UNITED AUTOCARE, INC.
                                          UNITED AUTOCARE PRODUCTS, INC.
                                          UAG CAPITAL MANAGEMENT, INC.
                                          UAG FINANCE COMPANY, INC.
                                          DIFEO PARTNERSHIP, INC.
                                          DIFEO PARTNERSHIP VIII, INC.
                                          DIFEO PARTNERSHIP IX, INC.
                                          DIFEO PARTNERSHIP X, INC.
                                          DIFEO PARTNERSHIP HCT, INC.
                                          DIFEO PARTNERSHIP RCM, INC.
                                          DIFEO PARTNERSHIP RCT, INC.
                                          DIFEO PARTNERSHIP SCT , INC.
                                          HUDSON TOYOTA, INC.
                                          SOMERSET MOTORS, INC.
                                          SHANNON AUTOMOTIVE LTD.
                                          UAG NORTHEAST, INC.
                                          UAG NORTHEAST (NY), INC.
                                          UNITED LANDERS, INC.
                                          LANDERS AUTO SALES, INC.
                                          LANDERS UNITED AUTO GROUP, INC.
                                          LANDERS UNITED AUTO GROUP NO. 2, INC.
                                          LANDERS UNITED AUTO GROUP NO. 3, INC.
                                          LANDERS UNITED AUTO GROUP NO. 4, INC.
                                          LANDERS UNITED AUTO GROUP NO. 5, INC.
                                          BPT HOLDINGS, INC.
                                          CENTRAL FORD CENTER, INC.
                                          UAG ATLANTA, INC.
                                          ATLANTA TOYOTA, INC.
                                          UAG ATLANTA II, INC.
                                          UNITED NISSAN, INC. (GA)
                                          UAG ATLANTA III, INC.

                                          PEACHTREE NISSAN, INC.
                                          UAG ATLANTA IV, INC.
                                          UAG ATLANTA IV MOTORS, INC.
                                          UAG ATLANTA V, INC.
                                          CONYERS NISSAN, INC.
                                          UAG ATLANTA VI, INC.
                                          UNITED JEEP EAGLE CHRYSLER PLYMOUTH
                                                   OF STONE MOUNTAIN, INC.
                                          UAG WEST, INC.
                                          LRP, LTD.
                                          SA AUTOMOTIVE, LTD.
                                          SCOTTSDALE AUDI, LTD.
                                          SCOTTSDALE MANAGEMENT GROUP, LTD.
                                          SK MOTORS, LTD.
                                          SL AUTOMOTIVE, LTD.
                                          SPA AUTOMOTIVE, LTD.
                                          SUN BMW, LTD.
                                          6725 DEALERSHIP, LTD.
                                          UAG CAROLINA, INC.
                                          REED-LALLIER CHEVROLET, INC.
                                          GENE REED CHEVROLET, INC.
                                          MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                          UAG TENNESSEE, INC.
                                          UNITED NISSAN, INC. (TN)
                                          UAG TEXAS, INC.
                                          UAG TEXAS II, INC.
                                          UAG NEVADA, INC.
                                          UNITED NISSAN, INC. (NV)
                                          UAG EAST, INC.
                                          AUTO MALL PAYROLL SERVICES, INC.
                                          AUTO MALL STORAGE, INC.
                                          FLORIDA CHRYSLER PLYMOUTH, INC.
                                          NORTHLAKE AUTO FINISH, INC.
                                          PALM AUTO PLAZA, INC.
                                          WESTBURY NISSAN, LTD.
                                          WESTBURY SUPERSTORE, LTD.
                                          WEST PALM AUTO MALL, INC.
                                          WEST PALM INFINITI, INC.
                                          WEST PALM NISSAN, INC.
                                          UAG YOUNG, INC.
                                          UAG YOUNG II, INC.
                                          UAG YOUNG AUTOMOTIVE GROUP, LLC
                                          D. YOUNG CHEVROLET, LLC

                                          PARKWAY CHEVROLET, INC.
                                          DAN YOUNG, INC.
                                          DAN YOUNG TIPTON, LLC
                                          YOUNG MANAGEMENT GROUP, INC.
                                          UAG KISSIMMEE MOTORS, INC.
                                          UAG PARAMOUNT MOTORS, INC.
                                          UAG CENTURY MOTORS, INC.
                                          UAG GRACELAND, INC.
                                          THE NEW GRACELAND DODGE, INC.
                                          UAG GRACELAND II, INC.
                                          UAG MEMPHIS, INC.
                                          COVINGTON PIKE DODGE, INC.
                                          UAG MEMPHIS II, INC.
                                          UAG MEMPHIS III, INC.
                                          UAG MEMPHIS IV, INC.
                                          UAG MEMPHIS V, INC.
                                          UAG CLASSIC, INC.
                                          UAG KNOXVILLE, INC.
                                          UAG KNOXVILLE II, INC.
                                          UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                          UAG-CARIBBEAN, INC.



                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President


                                          COUNTY AUTO GROUP PARTNERSHIP
                                          By: DIFEO PARTNERSHIP RCT, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ---------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President


                                          DANBURY AUTO PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner

                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          DANBURY CHRYSLER PLYMOUTH
                                          PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          DIFEO BMW PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President


                                          DIFEO CHEVROLET-GEO PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President


                                          DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                          PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          DIFEO HYUNDAI PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          DIFEO LEASING PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President


                                          DIFEO NISSAN PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                          FAIR CHEVROLET-GEO PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                          FAIR HYUNDAI PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                              ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          HUDSON MOTORS PARTNERSHIP
                                          By: DIFEO PARTNERSHIP HCT, INC.
                                              a general partner

                                          By: /s/ Philip N. Smith, Jr.
                                              ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President


                                          J&F OLDSMOBILE PARTNERSHIP
                                          By: DIFEO PARTNERSHIP, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President


                                          OCM PARTNERSHIP
                                          By: DIFEO PARTNERSHIP IX, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                               Name: Philip N. Smith, Jr.
                                               Title: Vice President

                                          OCT PARTNERSHIP
                                          By: DIFEO PARTNERSHIP VIII, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                          ROCKLAND MOTORS PARTNERSHIP
                                          By: DIFEO PARTNERSHIP RCM, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                          SOMERSET MOTORS PARTNERSHIP
                                          By: DIFEO PARTNERSHIP SCT, INC.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President


                                          SHANNON AUTOMOTIVE LTD.
                                          By: UAG TEXAS II, INC.
                                              its general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                          6725 AGENT PARTNERSHIP
                                          By: SCOTTSDALE AUDI, LTD.
                                              a general partner


                                          By: /s/ Philip N. Smith, Jr.
                                             ----------------------------------
                                              Name: Philip N. Smith, Jr.
                                              Title: Vice President

                                                                     ANNEX I to
                                                            Subsidiary Guaranty

         SUPPLEMENT NO.   dated as of        ,      (this "Supplement"), to
the Guaranty, dated as of February 27, 1998 (as amended, supplemented, amended and restated or otherwise modified, from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter becomes a party thereto pursuant to Section 5.9 thereof (each individually a "Guarantor" and collectively the "Guarantors"), in favor of The Bank of Nova Scotia, as administrative agent (in such capacity, the "Administrative Agent") for each of the Secured Parties.

                                  WITNESSETH:

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty;

         WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 5.9 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

         WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to, among other things, induce the Lenders and the Issuer to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" in the Guaranty shall be deemed to include the undersigned.

         2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and the Guaranty constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         3. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         4. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         5. WITHOUT LIMITING THE EFFECT OF SECTION 5.12 OF THE GUARANTY, THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENT, THE GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         7. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

         8. This Supplement is a Loan Document executed pursuant to the Credit Agreement and the Guaranty.

         IN WITNESS WHEREOF, the undersigned has duly executed this Supplement to the Supplement as of the day and year first above written.


                                             [NAME OF ADDITIONAL GUARANTOR]


                                             By:
                                             ----------------------------------
                                                Title:


ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
    as Administrative Agent


By:
  ----------------------------------
    Title:


                                      -3-